MUNIHOLDINGS
INSURED
FUND IV, INC.



FUND LOGO



Semi-Annual Report

February 29, 2000



Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MOU



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund IV, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings
Insured Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS INSURED FUND IV, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund IV, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Insured Fund IV, Inc., February 29, 2000


DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Insured Fund IV, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (September 24, 1999), the Common Stock of MuniHoldings Insured Fund IV, Inc. earned $0.384 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.05%, based on a month-end per share net asset value of $14.56. Over the same period, the total investment return on the Fund's Common Stock was -0.55%, based on a change in per share net asset value from $15.00 to $14.56, and assuming reinvestment of $0.308 per share income dividends.

For the period September 24, 1999 through February 29, 2000, the
Fund's Auction Market Preferred Stock had an average yield of 2.92%.

The Municipal Market Environment
Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000
(Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bonds yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.

Despite receiving more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy
Since the Fund's inception, our primary investment focus has been to seek to enhance shareholder income. Consequently, we purchased the highest-yielding insured national municipal bonds available in an effort to quickly generate an attractive tax-exempt dividend stream. Similarly, the proceeds from the issuance of Preferred Stock were also quickly invested in similar issues. We favored current coupon issues or bonds issued at a slight premium over deep discount issues because larger coupon issues generate a higher dividend payment than lower coupon, more interest rate-sensitive securities. We sacrificed the potential for long-term capital gains that discount bonds provide, believing that the Fund's leveraged structure provided an opportunity for capital appreciation.

Throughout the period, the Fund's borrowing costs centered around 3.50%. The US Treasury yield curve recently inverted with the ten-year US Treasury bond yield higher than that of the 30-year Treasury bond. The tax-exempt bond market has remained positively sloped, generating significant income for the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to remain fully invested in order to seek to enhance shareholder income. Since tax-exempt bond yields are likely to stay in a relatively narrow range, we do not anticipate making any significant changes to the current portfolio composition and structure. However, should either the US economy or equity markets exhibit any significant weakness, we are prepared to adopt a more aggressive position in an effort to maintain our focus of generating an attractive level of current income.

In Conclusion
We appreciate your interest in MuniHoldings Insured Fund IV, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



March 23, 2000



MuniHoldings Insured Fund IV, Inc., February 29, 2000



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund IV, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P     Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Alabama--2.4%   AAA       Aaa     $ 2,000   Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.75%
                                            due 2/01/2027 (b)                                                   $  1,931

Alaska--1.2%    AAA       Aaa       1,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                            9/01/2024 (a)                                                            991

Arizona--1.2%   A1+       P1        1,000   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, 3.80%
                                            due 12/01/2009 (e)                                                     1,000

Colorado--1.2%  NR*       Aa2       1,000   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                            Senior Series A-2, 6.60% due 5/01/2028                                 1,014

District of     AAA       Aaa       2,500   District of Columbia, GO, Refunding, Series B, 5.25% due
Columbia--2.7%                              6/01/2026 (c)                                                          2,179

Florida--5.1%   NR*       VMIG1++     100   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                            Electric Company Project), VRDN, 3.80% due 9/01/2025 (e)                 100
                AAA       Aaa       4,000   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                            due 10/01/2024 (b)                                                     4,036

Illinois--10.5% AAA       Aaa       2,500   Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (b)(f)            2,678
                AAA       Aaa       1,200   Chicago, Illinois, Wastewater Transmission, Revenue Bonds,
                                            Second Lien, 6% due 1/01/2030 (d)                                      1,183
                AAA       Aaa       1,725   Chicago, Illinois, Water Revenue Refunding Bonds, 5.50% due
                                            11/01/2022 (b)                                                         1,593
                AAA       Aaa       2,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                            State Tax Revenue Refunding Bonds (McCormick Plant Expansion
                                            Project), 5.50% due 12/15/2024 (b)                                     1,850
                NR*       Aaa       1,250   Northern Illinois University Revenue Refunding Bonds (Auxiliary
                                            Facilities System), 6% due 4/01/2024 (a)                               1,245

Massachusetts                               Massachusetts State Water Resources Authority, Revenue
--3.5%                                      Refunding Bonds, Series A (b):
                AAA       Aaa       1,270     6% due 8/01/2016                                                     1,305
                AAA       Aaa       1,500     6% due 8/01/2017                                                     1,534

Michigan--8.4%  AAA       Aaa       2,000   Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A, 5.875% due 7/01/2029 (b)                               1,960
                AA        Aa2       2,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (Ascension Health Credit), Series A, 6.125% due 11/15/2026       1,950
                AAA       Aaa       3,635   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan--Wayne County Airport), AMT, Series A, 5% due
                                            12/01/2028 (d)                                                         2,986

Mississippi     AAA       Aaa       1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
--1.2%                                      11/01/2019 (a)                                                         1,000

Nevada--3.6%    AAA       Aaa       3,000   Washoe County, Nevada, School District, GO, 5.875% due
                                            6/01/2020 (c)                                                          2,963

New             AAA       Aaa       4,000   Nassau Health Care Corporation, New York, Health System
York--18.4%                                 Revenue Bonds, 5.75% due 8/01/2022 (c)                                 3,882
                AAA       Aaa       4,000   New York City, New York, GO, Refunding, Series H, 5.375%
                                            due 8/01/2027 (c)                                                      3,613
                AAA       Aaa       3,115   New York State Dormitory Authority Revenue Bonds (Mental
                                            Health Services Facilities), Series B, 5.375% due 2/15/2026 (c)        2,808
                                            New York State Urban Development Corporation Revenue Bonds (a):
                AAA       Aaa       2,480     (Correctional Capital Facilities), Series 6, 5.375% due
                                              1/01/2025                                                            2,248
                AAA       Aaa       2,500     (Correctional Facilities Service Contract), Series C, 6%
                                              due 1/01/2029                                                        2,496

Ohio--3.4%      NR*       Aaa       1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)      1,764
                AAA       Aaa       1,000   Kent State University, Ohio, University Revenue Bonds, 6%
                                            due 5/01/2024 (a)                                                      1,002

Pennsylvania    AAA       Aaa       1,500   Allegheny County, Pennsylvania, Port Authority, Special
--1.8%                                      Transportation Revenue Bonds, 6% due 3/01/2024 (d)                     1,500

South           AAA       Aaa       2,250   Spartanburg, South Carolina, Sanitation Sewer District, Sewer
Carolina--2.3%                              System Revenue Refunding Bonds, Series B, 5% due 3/01/2026 (d)         1,914

Tennessee--4.1% AAA       Aaa       3,500   Metropolitan Government of Nashville and Davidson County,
                                            Tennessee, Health and Education Facilities Board Revenue
                                            Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                            due 11/15/2028 (a)                                                     3,385

Texas--11.6%    A1+       NR*       2,200   Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding Bonds (Methodist
                                            Hospital), VRDN, 3.85% due 12/01/2025 (e)                              2,200
                AAA       Aaa       2,835   Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                            Lien, Series C, 5.25% due 12/01/2022 (b)                               2,543
                AAA       Aaa       2,700   Texas Technology University, Financing System Revenue Refunding
                                            and Improvement Bonds, 6th Series, 5% due 2/15/2029 (a)                2,267
                AAA       Aaa       2,500   Travis County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (Ascension Health Credit), Series A,
                                            5.875% due 11/15/2024 (a)                                              2,419

Washington      AAA       Aaa       1,505   King County, Washington, Sewer Revenue Bonds, Second Series, 6%
--13.2%                                     due 1/01/2020 (b)                                                      1,506
                NR*       Aaa       3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)      3,321
                AAA       Aaa       2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                            6% due 10/01/2024 (d)                                                  2,462
                AAA       Aaa       3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6%
                                            due 7/01/2029 (b)                                                      3,476

                Total Investments (Cost--$79,055)--95.8%                                                          78,304

                Variation Margin on Financial Futures Contracts**--(0.1%)                                            (56)

                Other Assets Less Liabilities--4.3%                                                                3,504
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  81,752
                                                                                                               =========

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
             (f)Represents collateral in connection with open financial futures contracts.
              ++Highest short-term rating by Moody's Investors Service, Inc.
               *Not Rated.
              **Financial futures contracts sold as of February 29, 2000 were as follows:

                                                              (in Thousands)

                Number of                          Expiration
                Contracts        Issue                Date            Value

                      90   US Treasury Bonds       June 2000       $   8,522

                Total Financial Futures Contracts Sold
                (Total Contract Price--$8,497)                     $   8,522
                                                                   =========


                See Notes to Financial Statements.


MuniHoldings Insured Fund IV, Inc., February 29, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of February 29, 2000
Assets:             Investments, at value (identified cost--$79,055,077)                                     $78,304,197
                    Cash                                                                                          73,342
                    Receivables:
                      Securities sold                                                       $ 5,469,799
                      Interest                                                                1,164,960
                      Investment adviser                                                         11,371        6,646,130
                                                                                            -----------      -----------
                    Total assets                                                                              85,023,669
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                    2,837,866
                      Offering costs                                                            240,366
                      Dividends to shareholders                                                  82,199
                      Variation margin                                                           56,250        3,216,681
                                                                                            -----------
                    Accrued expenses                                                                              54,498
                                                                                                             -----------
                    Total liabilities                                                                          3,271,179
                                                                                                             -----------

Net Assets:         Net assets                                                                               $81,752,490
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,266 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                      $31,650,000
                      Common Stock, par value $.10 per share (3,441,482 shares issued
                      and outstanding)                                                      $   344,148
                    Paid-in capital in excess of par                                         50,769,541
                    Undistributed investment income--net                                        311,346
                    Accumulated realized capital losses on investments--net                    (546,352)
                    Unrealized depreciation on investments--net                                (776,193)
                                                                                            -----------
                    Total--Equivalent to $14.56 net asset value per share of
                    Common Stock (market price--$12.875)                                                      50,102,490
                                                                                                             -----------
                    Total capital                                                                            $81,752,490
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period September 24, 1999++ to February 29, 2000
Investment          Interest and amortization of premium and discount earned                                 $ 1,889,368
Income:

Expenses:           Investment advisory fees                                                $   178,562
                    Commission fees                                                              30,927
                    Accounting services                                                          23,159
                    Professional fees                                                            17,240
                    Transfer agent fees                                                          12,338
                    Directors' fees and expenses                                                  8,913
                    Custodian fees                                                                3,881
                    Listing fees                                                                  3,663
                    Printing and shareholder reports                                              2,906
                    Pricing fees                                                                  2,371
                    Other                                                                         2,472
                                                                                            -----------
                    Total expenses before reimbursement                                         286,432
                    Reimbursement of expenses                                                  (173,007)
                                                                                            -----------
                    Total expenses after reimbursement                                                           113,425
                                                                                                             -----------
                    Investment income--net                                                                     1,775,943
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                           (546,352)
Unrealized          Unrealized depreciation on investments--net                                                 (776,193)
Loss on                                                                                                      -----------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                     $   453,398
                                                                                                             ===========

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                           For the Period
                                                                                                  September 24, 1999++ to
                    Increase (Decrease) in Net Assets:                                                  February 29, 2000
Operations:         Investment income--net                                                                   $ 1,775,943
                    Realized loss on investments--net                                                           (546,352)
                    Unrealized depreciation on investments--net                                                 (776,193)
                                                                                                             -----------
                    Net increase in net assets resulting from operations                                         453,398
                                                                                                             -----------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                                            (1,061,356)
                      Preferred Stock                                                                           (403,241)
                                                                                                             -----------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,464,597)
                                                                                                             -----------

Capital Stock       Proceeds from issuance of Common Stock                                                    51,522,225
Transactions:       Proceeds from issuance of Preferred Stock                                                 31,650,000
                    Offering costs resulting from the issuance of Common Stock                                  (131,366)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (377,175)
                                                                                                             -----------
                    Net increase in net assets derived from capital stock transactions                        82,663,684
                                                                                                             -----------

Net Assets:         Total increase in net assets                                                              81,652,485
                    Beginning of period                                                                          100,005
                                                                                                             -----------
                    End of period*                                                                           $81,752,490
                                                                                                             ===========

                   *Undistributed investment income--net                                                     $   311,346
                                                                                                             ===========
                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Insured Fund IV, Inc., February 29, 2000


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                                                    For the Period
                                                                                                 September 24, 1999++ to
Increase (Decrease) in Net Asset Value:                                                                February 29, 2000
Per Share           Net asset value, beginning of period                                                     $     15.00
Operating                                                                                                    -----------
Performance:        Investment income--net                                                                           .52
                    Realized and unrealized loss on investments--net                                                (.37)
                                                                                                             -----------
                    Total from investment operations                                                                 .15
                                                                                                             -----------
                    Less dividends to Common Stock shareholders from investment income--net                         (.31)
                                                                                                             -----------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                             -----------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                           Investment income--net                                                                   (.12)
                    Capital charge resulting from issuance of Preferred Stock                                       (.12)
                                                                                                             -----------
                    Total effect of Preferred Stock activity                                                        (.24)
                                                                                                             -----------
                    Net asset value, end of period                                                           $     14.56
                                                                                                             ===========
                    Market price per share, end of period                                                    $    12.875
                                                                                                             ===========

Total Investment    Based on market price per share                                                              (12.06%)+++
Return:**                                                                                                    ===========
                    Based on net asset value per share                                                             (.55%)+++
                                                                                                             ===========

Ratios Based on     Total expenses, net of reimbursement***                                                         .59%*
Average Net                                                                                                  ===========
Assets of           Total expenses***                                                                              1.49%*
Common Stock:                                                                                                ===========
                    Total investment income--net***                                                                9.21%*
                                                                                                             ===========
                    Amount of dividends to Preferred Stock shareholders                                            2.09%*
                                                                                                             ===========
                    Investment income--net, to Common Stock shareholders                                           7.12%*
                                                                                                             ===========

Ratios Based on     Total expenses, net of reimbursement                                                            .35%*
Total Average                                                                                                ===========
Net                 Total expenses                                                                                  .88%*
Assets:++++++***                                                                                             ===========
                    Total investment income--net                                                                   5.46%*
                                                                                                             ===========

Ratios Based on     Dividends to Preferred Stock Shareholders                                                      3.04%*
Average Net                                                                                                  ===========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                         $    50,102
Data:                                                                                                        ===========
                    Preferred Stock outstanding, end of period (in thousands)                                $    31,650
                                                                                                             ===========
                    Portfolio turnover                                                                            43.63%
                                                                                                             ===========

Leverage:           Asset coverage per $1,000                                                                $     2,583
                                                                                                             ===========

Dividends           Investment income--net                                                                   $       319
Per Share                                                                                                    ===========
On Preferred
Stock
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on September 30, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 24, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 14, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MOU. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MuniHoldings Insured Fund IV, Inc., February 29, 2000



NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 24, 1999 to February 29, 2000, FAM earned fees of $178,562, of which $143,413 was voluntarily waived. In addition, FAM also reimbursed the Fund $29,594 in additional expenses.

During the period September 24, 1999 to February 29, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $237,375 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 24, 1999 to February 29, 2000 were
$104,317,936 and $28,031,258, respectively.

Net realized losses for the period September 24, 1999 to February
29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

                                    Realized      Unrealized
                                      Losses        Losses

Long-term investments             $  (540,107)   $  (750,880)
Financial futures contracts            (6,245)       (25,313)
                                  -----------    -----------
Total                             $  (546,352)   $  (776,193)
                                  ===========    ===========


As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $750,880, of which $375,973 related to appreciated securities and $1,126,853 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $79,055,077.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 24, 1999 to February 29, 2000 increased by 3,434,815 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at February 29, 2000 was 2.32%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,266 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 24, 1999 to February 29, 2000 increased by 1,266 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period September 24, 1999 to February 29, 2000, MLPF&S, an affiliate of FAM, earned $23,827 as commissions.

5. Subsequent Event:
On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075200 per share, payable on March 30, 2000 to shareholders of record as of March 17, 2000.





MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of February 29, 2000 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      88.2%
AA/Aa                                         3.6
Other++                                       4.0

[FN]
++Temporary investments in short-term municipal securities.